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                                  SUPPLEMENT

                                     dated

                               December 22, 2000

                                     to the
            USAA Life Insurance Company Variable Annuity Prospectus,
   USAA Life Insurance Company Variable Universal Life Policy Prospectus and
                     USAA Life Investment Trust Prospectus
                               dated May 1, 2000

SUBSTITUTION OF INVESTMENT OPTIONS UNDER USAA LIFE INSURANCE COMPANY VARIABLE ANNUITY AND VARIABLE UNIVERSAL LIFE POLICY

     This prospectus supplement relates to the prospectuses for USAA Life Insurance Company's Variable Annuity and Variable Universal Life policies and
for USAA Life Investment Trust.   Please retain it for future reference.

     On December 13, 2000, USAA Life Insurance Company ("USAA Life"), together with USAA Life Insurance Company Variable Annuity Separate Account and USAA Life Variable Universal Life Insurance Separate Account (the "Separate Accounts"), filed an application (the "Application") with the Securities and Exchange Commission (the "SEC") for an order permitting USAA Life and the Separate Accounts to substitute certain portfolios of the Vanguard Variable Insurance Funds for their investments in the USAA Life Money Market Fund and the USAA Life International Fund, series of USAA Life Investment Trust, and the Deutsche VIT Equity 500 Index Fund, the Deutsche VIT Small Cap Index Fund, and the Deutsche VIT EAFE(R) Equity Index Fund, series of Deutsche VIT Funds. The chart below lists the proposed fund substitutions:

   CURRENT FUND                          NEW FUND
   USAA Life Money Market Fund           Vanguard Money Market Portfolio
   USAA Life International Fund          Vanguard International Portfolio
   Deutsche VIT EAFE(R) Index Fund       Vanguard International Portfolio
   Deutsche VIT Equity 500 Index Fund    Vanguard Equity Index Portfolio
   Deutsche VIT Small Cap Index Fund     Vanguard Small Company Growth Portfolio

     USAA Life is taking this action to enhance the investment fund selection within USAA Life's variable annuity and variable universal life plans. The New Funds have similar investment objectives, lower advisory fees and, generally, lower overall fund expenses than the Current Funds. YOU WILL INCUR NO COSTS, AS ALL EXPENSES ASSOCIATED WITH THE APPLICATION AND THE SUBSTITUTION WILL BE BORNE BY USAA LIFE.

     For a period beginning 30 days before May 1, 2001, the proposed date of the substitutions, and ending no earlier than 60 days after the date the substitutions are effected, you may freely reallocate your account value among the then available variable fund accounts without limitation and free of transfer charges. As a result of the substitutions, all investments in the USAA Life Money Market Fund and the USAA Life International Fund will be redeemed. After the substitutions, the Current Funds will no longer be available investment options within USAA Life's variable annuity and variable universal life plans.

     This supplement is for your information and you are not required to take action at this time.

     If you have any questions regarding the substitutions, please contact one of USAA Life's service representatives at 1-800-531-2923.